Exhibit 10.4

Certain identified information has been excluded from the exhibit by means of marking such information with brackets and asterisks because such information is both not material and is the type that the registrant treats as private or confidential.

GENERAL SECURITY AGREEMENT

THIS GENERAL SECURITY AGREEMENT (the “Security Agreement”) is dated for reference August 4, 2023.

BETWEEN:

OPTIMI HEALTH CORP., a corporation incorporated under the laws of the Province of British Columbia (the “Debtor”)

AND:

CATCHER INVESTMENTS LIMITED, a corporation incorporated under the laws of the Province of British Columbia (the “Secured Party”)

FOR VALUE RECEIVED, the Debtor hereby covenants, agrees, warrants, represents, acknowledges and confirms to and with the Secured Party and creates and grants the mortgages, charges and security interests hereinafter set forth, as follows:

1.	SECURITY INTEREST

1.1	Grant of Security Interest

For the consideration aforesaid and as security for the payment and performance of the Secured Obligations (as hereinafter defined), the Debtor, subject to the exceptions set out in Section 2 hereof, does hereby:

(a)

mortgage and charge as and by way of a fixed and specific charge to and in favour of the Secured Party and assign and transfer to the Secured Party and grant to the Secured Party, by way of mortgage, charge, assignment and transfer, a security interest in all the Debtor’s right, title and interest, both present and future, in and to all of its presently owned or held and after acquired or held personal property, of whatever nature or kind and wheresoever situate and all proceeds and renewals thereof and therefrom, accretions thereto and substitutions therefor, including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of the Debtor:

(1)

all inventory of whatever kind and wherever situate, including, without limitation, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, work in process, finished goods, returned goods, repossessed goods, and all packaging materials, supplies and containers relating to or used or consumed in connection with any of the foregoing (all of which is hereinafter collectively called the “Inventory”);

(2)

all equipment (other than Inventory) of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, fixtures, furniture, furnishings, chattels, motor vehicles, vessels and other tangible personal property of whatsoever nature or kind that is not Inventory, and all parts, components, attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing (all of which is hereinafter collectively called the “Equipment”);

(3)

all book accounts and book debts and generally all accounts, debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Debtor (all of which is hereinafter collectively called the “Accounts”);

(4)

all deeds, documents, writings, papers, books of account and other books and electronically recorded data relating to or being records of Accounts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(5)

all contractual rights, insurance claims, licences, goodwill, patents, trademarks, trade names, copyrights and other industrial or intellectual property of the Debtor, all other choses in action of the Debtor of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Debtor, and all other intangible property of the Debtor which is not Accounts, Chattel Paper, Instruments, Documents of Title, Investment Property or Money;

(6)	all Money;

(7)	all property described in Schedule A attached hereto, if so attached, or in any schedule now or at any time hereafter annexed hereto or agreed to form part hereof;

(8)	the undertaking of the Debtor; and

(9)

all Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles and Investment Property now owned or hereafter owned or acquired by or on behalf of the Debtor (including such as may be returned to or repossessed by the Debtor), and all other goods of the Debtor which are not Equipment, Inventory or Accounts;

(b)	charge as and by way of a floating charge to and in favour of the Secured Party, and grant to the Secured Party a security interest in and to:

(1)

all the Debtor’s right, title and interest in and to all its presently owned or held and after acquired or held real, immovable and leasehold property and all interests therein, and all easements, rights-of-way, privileges, benefits, licences, improvements and rights whether connected therewith or appurtenant thereto or separately owned or held, including all structures, plant and other fixtures (all of which is hereinafter collectively called “Real Property”); and

(2)

all property, assets and undertakings of the Debtor, both present and future, of whatsoever nature or kind and wheresoever situate, and all Proceeds thereof and therefrom, other than such of its property, assets and undertakings as are otherwise validly and effectively subject to the charges and security interests in favour of the Secured Party created pursuant to Section 1.1(a) hereof; and

(c)

mortgage and charge as and by way of a fixed and specific charge to and in favour of the Secured Party, and assign and transfer to the Secured Party and grant to the Secured Party, by way of mortgage, charge, assignment and transfer, a security interest in all of the Debtor’s right, title and interest, both present and future, in and to all of its presently owned or held and after acquired or held property which:

(1)	is or hereafter becomes a fixture; or

(2)	constitutes a licence, quota, permit or other similar right or benefit or crops.

The mortgages, charges, assignments and transfers and security interests created or granted pursuant to Sections 1.1 (a), (b) and (c) hereof are hereinafter collectively called the “Security Interest”, and all property, assets, interests and undertakings (including Proceeds) subject to the Security Interest or otherwise charged or secured hereby or expressed to be charged, assigned or transferred or secured by any instruments supplemental hereto or in implementation hereof are hereinafter collectively called the “Collateral”.

2.	EXCEPTIONS

The Security Interest granted hereby shall not extend or apply to and the Collateral shall not extend to or include:

(a)	Consumer Goods; or

(b)

the last day of the term of any lease or agreement therefor but upon the enforcement of the Security Interest the Debtor shall stand possessed of such last day in trust to assign and dispose thereof as the Secured Party shall direct.

3.	SECURED OBLIGATIONS

This Security Agreement and the Security Interest are in addition to and not in substitution for any other security interest now or hereafter held by the Secured Party from the Debtor or from any other person whomsoever and shall be general and continuing security for the payment, performance and satisfaction of the Secured Obligations.

4.	PROHIBITIONS

Without the prior written consent of the Secured Party, the Debtor shall not and shall not have power to:

(a)

grant, create or permit to be created any security interest in, charge, encumbrance or lien over, or claim against any of its property, assets, or undertakings which ranks or could in any event rank in priority to or pari passu with the Security Interest;

(b)	grant, sell, or otherwise assign its Chattel Paper; or

(c)

issue or have outstanding at any time any secured or unsecured bonds, debentures, debenture stock or other evidences of indebtedness of the Debtor or of any predecessor in title of the Debtor issued under a trust deed or other instrument running in favour of a trustee.

5.	ATTACHMENT

The Debtor acknowledges that the Security Interest attaches upon the execution of this Security Agreement (or in the case of any after acquired property, at the time of acquisition thereof), that value has been given, and that the Debtor has, or in the case of after acquired property will have at the time of acquisition, rights in the Collateral.

6.	REPRESENTATIONS AND WARRANTIES

The Debtor represents and warrants to the Secured Party that:

(a)

the Debtor lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only the charges or security interests, if any, shown in any Schedule hereto and those consented to in writing by the Secured Party, and the Debtor has good right and lawful authority to grant a security interest in the Collateral as provided by this Security Agreement;

(b)

where the Collateral includes Accounts, Chattel Paper or Instruments, each is enforceable in accordance with its terms against the party obligated thereunder and that the Debtor has fully and accurately disclosed to the Secured Party the amount owing thereunder and any other relevant information concerning liability for payment thereunder;

(c)

with respect to goods constituting Collateral, the Debtor has herein or elsewhere fully and accurately disclosed to the Secured Party the locations thereof and of the business operations and records of the Debtor; and

(d)

the Debtor has not consented to the entering into by: (A) any issuer of any Uncertificated Securities included in or relating to the Collateral of a Control Agreement; or (B) any Securities Intermediary for any Securities Accounts or Security Entitlements included in or relating to the Collateral of a Control Agreement, other than, in either case, the Secured Party.

7.	COVENANTS OF THE DEBTOR

7.1	General Covenants

The Debtor covenants and agrees with the Secured Party that at all times while this Security Agreement remains in effect the Debtor will:

(a)	defend the title to the Collateral for the benefit of the Secured Party against the claims and demands of all persons;

(b)	fully and effectually maintain and keep maintained the validity and effectiveness of the Security Interest;

(c)	maintain the Collateral in good order and repair;

(d)	forthwith pay:

(1)

all taxes, assessments, rates, duties, levies, government fees, claims, dues and other charges of every nature which may be lawfully levied, assessed or imposed upon it or the Collateral when due, unless the Debtor shall in good faith contest its obligations so to pay and shall furnish such security as the Secured Party may require; and

(2)

all security interests, charges, encumbrances, liens and claims which rank or could in any event rank in priority to the Security Interest, other than the charges or security interests, if any, shown in any Schedule hereto and those consented to in writing by the Secured Party;

(e)	forthwith reimburse and indemnify the Secured Party for all costs, charges, expenses and legal fees and disbursements which may be incurred by the Secured Party in:

(1)	inspecting the Collateral;

(2)	negotiating, preparing, perfecting and registering this Security Agreement or notice of it and other documents, whether or not relating to this Security Agreement;

(3)	investigating title to the Collateral;

(4)	taking, recovering, keeping possession of and insuring the Collateral; and

(5)

all other actions and proceedings taken in connection with the preservation of the Collateral and the enforcement of this Security Agreement and of any other Security Interest held by the Secured Party as security for the Secured Obligations;

(f)

at the Secured Party’s request at any time and from time to time, execute and deliver such further and other documents and instruments and do all acts and things as the Secured Party in its absolute discretion requires in order to confirm and perfect, and maintain perfection of, the Security Interest in favour of the Secured Party upon any of the Collateral;

(g)	notify the Secured Party promptly of:

(1)

any change in the information contained herein relating to the Debtor, its address, its business or the Collateral, including without limitation any change of name or address of the Debtor and any change in location of any Collateral;

(2)	the details of any material acquisition of Collateral;

(3)	any material loss or damage to the Collateral;

(4)	any material default by any account debtor in payment or other performance of his obligations to the Debtor with respect to any Accounts;

(5)	the return to or repossession by the Debtor of the Collateral where such return or repossession of the Collateral is material in relation to the business of the Debtor; and

(6)	the details of any claims or litigation affecting the Debtor or the Collateral;

(h)	prevent the Collateral, other than Inventory sold, leased, or otherwise disposed of as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

(i)

permit the Secured Party and its representatives, at all reasonable times, access to all its property, assets and undertakings and to all its books of account and records for the purpose of inspection and render all assistance necessary for such inspection;

(j)	deliver to the Secured Party from time to time promptly upon request:

(1)	any Documents of Title, Instruments, Investment Property and Chattel Paper constituting, representing or relating to Collateral;

(2)

all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same;

(3)	all financial statements prepared by or for the Debtor regarding the Debtor’s business;

(4)	all policies and certificates of insurance relating to the Collateral; and

(5)	such information concerning the Collateral, the Debtor and the Debtor’s business and affairs as the Secured Party may reasonably require;

(k)

carry on and conduct the business of the Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Debtor’s business as well as accurate and complete records concerning Collateral;

(l)	observe and perform the additional covenants, if any, set out in any schedule attached hereto;

(m)	will not consent to:

(1)

the entering into by any issuer of any Uncertificated Securities included in or relating to the Collateral of a Control Agreement in respect of such Uncertificated Securities with any Person other than the Secured Party or such nominee or agent as it may direct; or

(2)

the entering into by any Securities Intermediary for any Securities Accounts or Security Entitlements included in or relating to the Collateral of a Control Agreement with respect to such Securities Accounts or Securities Entitlements with any Person other than the Secured Party or such nominee or agent as it may direct; and

(n)	promptly upon request from time to time by the Secured Party, the Debtor shall:

(1)

enter into and use reasonable commercial efforts to cause any Securities Intermediary for any Securities Accounts or Securities Entitlements included in or relating to the Collateral to enter into a Control Agreement with the Secured Party with respect to such Securities Accounts or Securities Entitlements as the Secured Party requires in form and substance satisfactory to the Secured Party; and/or

(2)

enter into and use reasonable commercial efforts to cause any issuer of any Uncertificated Securities included in or relating to the Collateral to enter into a Control Agreement with the Secured Party with respect to such Uncertificated Securities in form and substance satisfactory to the Secured Party.

7.2	Covenants Regarding Collateral

Except as herein provided, without the prior written consent of the Secured Party, the Debtor will not:

(a)	sell, lease or otherwise dispose of the Collateral;

(b)	release, surrender or abandon possession of the Collateral; or

(c)	move or transfer the Collateral from the jurisdiction or jurisdictions in which the Security Interest has been perfected.

7.3	Dealings With Collateral

Provided that the Debtor is not in default under this Security Agreement, at any time without the consent of the Secured Party the Debtor may lease, sell, license, consign or otherwise deal with items of Inventory in the ordinary course of its business and for the purposes of carrying on its business.

8.	INSURANCE

8.1	Covenants Regarding Insurance

The Debtor covenants that at all times while this Security Agreement is in effect the Debtor shall:

(a)

maintain or cause to be maintained insurance on the Collateral with an insurer, of kinds, for amounts and payable to such person or persons, all as the Secured Party may require, and in particular but without limitation maintain insurance on the Collateral to its full insurable value against loss or damage by fire including extended coverage endorsement and in the case of motor vehicles and other mobile Collateral, maintain insurance against theft;

(b)	cause the insurance policy or policies required hereunder to be assigned to the Secured Party and have as part thereof a standard mortgage clause or a mortgage endorsement, as appropriate; and

(c)	pay all premiums in connection with such insurance, and deliver all such policies to the Secured Party, if it so requires.

8.2	Application of Insurance Proceeds

If proceeds of any insurance required hereunder become payable the Secured Party may, in its absolute discretion, apply such proceeds to such part or parts of the Secured Obligations as the Secured Party may see fit or the Secured Party may release any such insurance proceeds to the Debtor for the purpose of repairing, replacing or rebuilding, but any release of insurance proceeds to the Debtor shall not operate as a payment on account of the Secured Obligations or in any way affect this Security Agreement.

8.3	Proof of Loss

The Debtor will forthwith, on the happening of loss or damage to the Collateral, notify the Secured Party thereof and furnish to the Secured Party at the Debtor’s expense any necessary proof and do any necessary act to enable the Secured Party to obtain payment of the insurance proceeds, but nothing herein contained shall limit the Secured Party’s right to submit to the insurer a proof of loss on its own behalf.

8.4	Secured Party as Loss Payee

The Debtor hereby irrevocably authorizes and directs the insurer under any policy of insurance required hereunder to include the name of the Secured Party as a loss payee on any cheque or draft which may be issued with respect to a claim under and by virtue of such insurance, and the production by the Secured Party to any insurer of a certified copy of this Security Agreement shall be its full and complete authority for so doing.

8.5	Failure to Maintain Insurance Coverage

If the Debtor fails to maintain insurance as required hereby, the Secured Party may, but shall not be obliged to, maintain or effect such insurance coverage, or so much thereof as the Secured Party considers necessary for its protection.

9.	USE AND VERIFICATION OF COLLATERAL

Subject to compliance with the Debtor’s covenants contained herein and Section 11 hereof, the Debtor may, until default, possess, operate, collect, use and enjoy and deal with the Collateral in the ordinary course of the Debtor’s business in any manner not inconsistent with the provisions hereof; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate and the Debtor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith and for such purpose to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by the Debtor.

10.	INVESTMENT PROPERTY

If Collateral at any time includes Investment Property, the Debtor hereby authorizes the Secured Party to transfer the same or any part thereof into its own name or that of its nominee(s) so that the Secured Party or its nominee(s) may appear on record as the sole owner thereof; provided that, until default, the Secured Party shall deliver promptly to the Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to the Debtor or its order a proxy to vote and take all action with respect to such Investment Property. After default, the Debtor waives all rights to receive any notices or communications received by the Secured Party or its nominee(s) as such registered owner and agrees that no proxy issued by the Secured Party to the Debtor or its order as aforesaid shall thereafter be effective.

To the extent that Investment Property includes an interest in or unit certificates in a partnership or a limited liability company, the Debtor represents and warrants that the terms of any interest in such partnership or limited liability company provide that such interest is a “security” for the purposes of the STA and in the event that the terms of any interest in a partnership or limited liability company does not so provide, the Debtor agrees to amend the terms with respect to such partnership or limited liability company to expressly provide that such interest is a “security” for the purposes of the STA.

11.	COLLECTION OF DEBTS

After default under this Security Agreement, without notice to the Debtor, the Secured Party may notify all or any account debtors of the Debtor of the Security Interest and may also direct such account debtors to make all payments on Collateral to the Secured Party. The Debtor acknowledges that any payments on or other proceeds of Collateral received by the Debtor from account debtors, after notification of this Security Interest to account debtors and after default under this Security Agreement shall be received and held by the Debtor in trust for the Secured Party and shall be turned over to the Secured Party upon request.

12.	INCOME FROM AND INTEREST ON COLLATERAL

12.1	Income Until Default

Until default, the Debtor reserves the right to receive any money constituting income from or interest on Collateral and if the Secured Party receives any such money prior to default, the Secured Party shall either credit the same against the Secured Obligations or pay the same promptly to the Debtor.

12.2	Income After Default

After default, the Debtor will not request or receive any money constituting income from or interest on Collateral and if the Debtor receives any such money in any event, the Debtor will hold such money in trust for the Secured Party and will pay the same promptly to the Secured Party.

13.	INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS

13.1	Receipt by Secured Party

Whether or not default has occurred, the Debtor authorizes the Secured Party:

(a)

to receive any increase in or profits on the Collateral (other than money) and to hold the same as part of the Collateral. Money so received shall be treated as income for the purposes of Section 12 hereof and dealt with accordingly; and

(b)

to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the issuer of Collateral; to surrender such Collateral in exchange therefor; and to hold any such payment or distribution as part of Collateral.

13.2	Receipt by Debtor

If the Debtor receives any such increase or profits (other than money) or payments or distributions, the Debtor will deliver the same promptly to the Secured Party to be held by the Secured Party as herein provided.

14.	DISPOSITION OF MONIES

Subject to any applicable requirements of the Act, all monies collected or received by the Secured Party pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of the Secured Obligations in such manner as the Secured Party deems best or, at the option of the Secured Party, may be held unappropriated in a collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or the rights of the Secured Party hereunder, and any surplus shall be accounted for as required by law.

15.	PERFORMANCE OF OBLIGATIONS

If the Debtor fails to perform any of its obligations hereunder, the Secured Party may, but shall not be obliged to, perform any or all of such obligations without prejudice to any other rights and remedies of the Secured Party hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and own client basis) incurred in connection therewith shall be payable by the Debtor to the Secured Party forthwith with interest until paid at the highest rate borne by any of the Secured Obligations and such amounts shall be secured hereby and rank prior to all claims subsequent to this Security Agreement.

16.	DEFAULT

16.1	Events of Default

The occurrence of an Event of Default under any one or more of the Loan Documents shall constitute default hereunder (each a “default”) unless remedied by the Debtor in accordance with the provisions of the applicable Loan Document or waived by the Secured Party.

16.2	Floating Charge

For all purposes, including without limitation any application to register a crystallized floating charge under the Land Title Act (British Columbia) and other similar legislation in all applicable jurisdictions against any Real Property, the floating charge created by this Security Agreement shall be crystallized and become a fixed charge upon the earliest of:

(a)	the occurrence of an Event of Default; or

(b)	the Secured Party taking any action pursuant to Section 17 hereof to enforce and realize upon any or all of the Security Interest created by this Security Agreement,

and in any event upon the appointment by the Secured Party of a Receiver pursuant to Section 17 hereof.

16.3	Consolidation

In accordance with the Property Law Act (British Columbia), the doctrine of consolidation applies to this Security Agreement.

17.	ENFORCEMENT

17.1	Rights of Secured Party on Default

Upon any default under this Security Agreement, the security hereby constituted will immediately become enforceable. To enforce and realize on the security constituted by this Security Agreement the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular, but without limiting the generality of the foregoing, the Secured Party may do any of the following:

(a)

appoint by instrument a receiver, receiver and manager or receiver-manager (the person so appointed is hereinafter called the “Receiver”) of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

(b)

enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents and its servants therefrom, without becoming liable as a mortgagee in possession;

(c)	preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Secured Party may deem advisable;

(d)

sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale, lease or other disposition is on credit the Debtor will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received;

(e)	exercise all of the rights and remedies of a secured party under the Act; and

(f)	the Secured Party may sell, transfer or use any Investment Property included in the Collateral of which the Secured Party or its agent has “control” within the meaning of the STA.

17.2	Receiver

A Receiver appointed pursuant to this Security Agreement shall be the agent of the Debtor and not of the Secured Party and the Secured Party shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any Receiver, its servants, agents or employees. A Receiver shall, to the extent permitted by law or to such lesser extent permitted by its appointment, have all the powers of the Secured Party hereunder, and in addition shall have power to carry on the business of the Debtor and for such purpose to enter upon, use and occupy all premises owned or occupied by the Debtor wherein Collateral may be situate, maintain Collateral upon such premises, use Collateral directly or indirectly in carrying on the Debtor’s business and from time to time to borrow money either unsecured or secured by a security interest in any of the Collateral.

17.3	Proceeds of Realization

Subject to the claims, if any, of the creditors of the Debtor ranking in priority to this Security Agreement, all amounts realized from the disposition of Collateral pursuant to this Security Agreement will be applied as the Secured Party, in its absolute discretion, may direct or as follows:

(a)	in payment of all costs, charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Secured Party in connection with or incidental to:

(1)	the exercise by the Secured Party of all or any of the powers granted to it pursuant to this Security Agreement; and

(2)

the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it pursuant to this Security Agreement, including the Receiver’s reasonable remuneration and all outgoings properly payable by the Receiver excluding the Receiver’s borrowings;

(b)	in payment of any sum or sums borrowed by the Receiver from the Secured Party and interest thereon if such sum or sums are secured by the Collateral;

(c)	in or toward payment to the Secured Party of all principal and other monies (except interest) due in respect of the Secured Obligations;

(d)	in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Secured Obligations; and

(e)

in or toward payment of any sum or sums borrowed by the Receiver from any financial institution, corporation or person other than the Secured Party and interest thereon if such sum or sums are secured by the Collateral.

Subject to applicable law and the claims, if any, of other creditors of the Debtor, any surplus will be paid to the Debtor.

17.4	Immediate Exercise of Rights

The Debtor agrees that the Secured Party may exercise its rights and remedies hereunder immediately upon default, except as may be otherwise provided in the Act, and the Debtor hereby expressly confirms that except as may be otherwise provided herein or in the Act, the Secured Party has not given any covenant, express or implied, and is under no obligation to allow the Debtor any period of time to remedy any default prior to the Secured Party exercising its rights and remedies hereunder.

18.	DEFICIENCY

If the amounts realized from the disposition of the Collateral are not sufficient to pay the Secured Obligations in full, the Debtor will immediately pay to the Secured Party the amount of such deficiency.

19.	RIGHTS CUMULATIVE

All rights and remedies of the Secured Party set out in this Security Agreement are cumulative and no right or remedy contained herein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or in any existing or future security agreement or now or hereafter existing at law, in equity or by statute, or pursuant to any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

20.	LIABILITY OF SECURED PARTY

The Secured Party shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as herein provided, nor shall the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor nor shall the Secured Party, in the case of Investment Property, Instruments or Chattel Paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral identifiable. The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than aforesaid.

21.	APPOINTMENT OF ATTORNEY

The Debtor hereby irrevocably appoints the Secured Party or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances or consents that the Debtor is obliged to sign, endorse or execute and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Secured Party or the Receiver, as the case may be, pursuant to this Security Agreement.

22.	ACCOUNTS

Notwithstanding any other provision of this Security Agreement, the Secured Party may collect, realize, sell or otherwise deal with the Accounts or any part thereof in such manner, upon such terms and conditions and at such time or times, whether before or after default, as may seem to it advisable, and without notice to the Debtor, except in the case of disposition after default and then subject to the provisions of Part V of the Act. All monies or other forms of payment received by the Debtor in payment of any Account will be received and held by the Debtor in trust for the Secured Party.

23.	APPROPRIATION OF PAYMENTS

Any and all payments made in respect of the Secured Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Secured Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

24.	LIABILITY TO ADVANCE

None of the preparation, execution, perfection and registration of this Security Agreement or notice hereof or the advance of any monies shall bind the Secured Party to make any advance or loan or further advance or loan, or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Secured Party.

25.	WAIVER

The Secured Party may from time to time and at any time waive in whole or in part any right, benefit or default under any clause of this Security Agreement but any such waiver of any right, benefit or default on any occasion shall be deemed not to be a waiver of any such right, benefit or default thereafter, or of any other right, benefit or default, as the case may be, and no delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any default shall operate as a waiver thereof or of any other right or remedy.

26.	NOTICE

Notice may be given by any party in writing and shall be well and sufficiently given if sent by prepaid registered mail, by delivery, or by facsimile transmission to the party for whom it is intended, at the address or transmitted to the facsimile number herein provided, or to such other address or to such other facsimile number as may be set forth in any notice given pursuant to these notice provisions from time to time. Any such notice shall be deemed to have been given and received:

(a)	if delivered, when delivered;

(b)	if mailed by prepaid registered mail when there is no known or anticipated disruption of postal services, on the /third business day following that on which it was mailed; and

(c)	if sent by facsimile transmission, on the close of business on the day on which it was transmitted.

27.	EXTENSIONS

The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of the Security Interest, and otherwise deal with the Debtor, account debtors of the Debtor, sureties and others and with the Collateral, the Security Interest and other security interests as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party’s right to hold and realize on the security constituted by this Security Agreement.

28.	NO MERGER

This Security Agreement shall not operate so as to create any merger or discharge of any of the Secured Obligations, or of any assignment, transfer, guarantee, lien, mortgage, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured Party from the Debtor or from any other person whomsoever. The taking of a judgment with respect to any of the Secured Obligations will not operate as a merger of any of the covenants contained in this Security Agreement.

29.	ASSIGNMENT

The Secured Party may, without further notice to the Debtor, at any time assign, transfer or grant a security interest in this Security Agreement and the Security Interest. The Debtor expressly agrees that the assignee, transferee or secured party, as the case may be, shall have all of the Secured Party’s rights and remedies under this Security Agreement and the Debtor will not assert any defence, counterclaim, right of set-off or otherwise with respect to any claim which the Debtor now has or hereafter acquires against the Secured Party in any action commenced by such assignee, transferee or secured party, as the case may be, and will pay the Secured Obligations to the assignee, transferee or secured party, as the case may be, as the Secured Obligations become due.

30.	SATISFACTION AND DISCHARGE

Any partial payment or satisfaction of the Secured Obligations, or any ceasing by the Debtor to be indebted to the Secured Party, shall be deemed not to be a redemption or discharge of this Security Agreement. The Debtor shall be entitled to a release and discharge of this Security Agreement upon full payment and satisfaction of all Secured Obligations and upon written request by the Debtor and payment to the Secured Party of a discharge fee to be fixed by the Secured Party and payment and of all costs, charges, expenses and legal fees and disbursements (on a solicitor and own client basis) incurred by the Secured Party in connection with the Secured Obligations and such release and discharge.

31.	ENUREMENT

This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and permitted assigns.

32.	INTERPRETATION

32.1	Defined Terms

In this Security Agreement:

(a)	“Act” means the Personal Property Security Act of British Columbia and all regulations thereunder as the same may be amended from time to time;

(b)

“Collateral” has the meaning set out in Section 1 hereof and any reference to Collateral shall, unless the context otherwise requires, be deemed a reference to Collateral as a whole or any part thereof;

(c)	“Control Agreement” means:

(1)

with respect to any Uncertificated Security included in the Collateral, an agreement between the issuer of such Uncertificated Securities and another Person whereby such issuer agrees to comply with instructions that are originated by such Person in respect of such Uncertificated Security, without the further consent of the Debtor; and

(2)

with respect to any Securities Accounts or Security Entitlements included in the Collateral, an agreement between the Securities Intermediary in respect of such Securities Accounts or Security Entitlements to comply with any Entitlement Orders with respect to such Securities Accounts or Security Entitlements that are originated by Secured Party, without the further consent of the Debtor;

(d)

“Debtor” and the personal pronoun “it” or “its” and any verb relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used depending upon whether the Debtor is one or more individuals, corporations or partnerships and, if more than one, shall apply to and be binding upon each of them jointly and severally;

(e)	“Event of Default” means an “Event of Default” under the Loan Agreement;

(f)	“licence” means any licence or similar right at any time owned or held by the Debtor including but without being limited to a “licence” as defined in the Act;

(g)

“Loan Agreement” means the loan agreement dated for reference August 4, 2023 between, the Secured Party and the Debtor, as the said loan agreement may be amended, extended, renewed, replaced, restated and in effect from time to time;

(h)

“Loan Documents” means, collectively, the Loan Agreement, this Security Agreement, and all other documents and instruments evidencing or securing the payment of the Secured Obligations in whole or in part, whether provided by or on behalf of an Obligant;

(i)

“Obligant” or “Obligants” means, collectively, the Debtor and all other Persons who are from time to time liable to the Secured Party for the payment of the whole or any portion of the Secured Obligations, whether directly or indirectly, absolutely or contingently, jointly, severally or jointly and severally and includes all Persons who from time to time otherwise become liable for, or who agree to indemnify the Secured Party for any loss, costs or damages as a result of the failure of any other Persons to pay the Secured Obligations, in whole or in part;

(j)

“Person” or “Persons” means and includes any individual, sole proprietorship, corporation, partnership, bank, joint venture, trust, unincorporated association, association, institution, entity, party or government (whether national, federal, provincial, state, municipal, city, county or otherwise and including any instrumentality, division, agency, body or department thereof);

(k)

“Secured Obligations” means all indebtedness and liability of all or any one or more of the Obligants to the Secured Party (and any one or more Persons making the same) under the Loan Documents, whether such indebtedness and liability is present or future, absolute or contingent, joint or several, direct or indirect, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate balance thereof, including all advances on current or running account and all future advances and re-advances, under or pursuant to any of the Loan Documents;

(l)

“STA” means the Securities Transfer Act of the Province of British Columbia, as amended from time to time and all regulations thereunder, which act, including amendments thereto and any act substituted therefor and amendments thereto is herein referred to as the “STA” and “Person” shall have the meaning ascribed to it in the STA; and

(m)	Words with initial capital letters, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

32.2	General

Words and expressions used herein that have been defined in the Act or in the STA shall be interpreted in accordance with their respective meanings given in the Act or in the STA as applicable, whether expressed herein with or without initial capital letters and whether in the singular or the plural unless otherwise defined herein or unless the context otherwise requires, and wherever the context so requires in this Security Agreement the singular shall be read as if the plural were expressed, and vice-versa, and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

32.3	Severability

Should any provision of this Security Agreement be declared or held invalid or unenforceable in whole or in part or against or with respect to the Debtor by a court of competent jurisdiction, such invalidity or unenforceability will not affect the validity or enforceability of any or all of the remaining provisions of this Security Agreement which will continue in full force and effect and be construed as if this Security Agreement had been executed without the invalid or unenforceable provision.

32.4	Headings

The headings of the sections and clauses of this Security Agreement have been inserted for reference only and do not define, limit, alter or enlarge the meaning of any provision of this Security Agreement.

32.5	Governing Law

This Security Agreement shall be governed by the laws of British Columbia.

33.	MISCELLANEOUS

(a)

The Debtor hereby authorizes the Secured Party to file such financing statements, financing change statements and other documents and do such acts, matters and things as the Secured Party may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral and to realize upon the Security Interest.

(b)

The Debtor hereby waives protest of any Instrument constituting Collateral at any time held by the Secured Party on which the Debtor is any way liable and, subject to the provisions of the Act, notice of any other action taken by the Secured Party.

(c)

The Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term “Debtor” when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby:

(1)

shall extend to “Collateral” (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any “Collateral” thereafter owned or acquired by the amalgamated company, and

(2)

shall secure the “Secured Obligations” (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to the Secured Party at the time of amalgamation and any “Secured Obligations” of the amalgamated company to the Secured Party thereafter arising. The Security Interest shall attach to “Collateral” owned by each company amalgamating with the Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any “Collateral” thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

(d)

The Debtor hereby authorizes the Secured Party to provide a copy of this Security Agreement and such other information and documents specified under the Act to any person entitled pursuant to the Act to demand and receive same.

34.	COPY OF AGREEMENT AND FINANCING STATEMENT

The Debtor hereby:

(a)	acknowledges receiving a copy of this Security Agreement; and

(b)

waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement or verification statement filed, issued or obtained at any time in respect of this Security Agreement.

35.	PARAMOUNTCY

In the event of any inconsistency between the terms of this Security Agreement and the terms of the Loan Agreement with respect to any matter specifically dealt with herein and therein, the provisions of the Loan Agreement will govern, unless as a result thereof (i) the mortgages, charges and security interests created herein or (ii) any of the remedies available to the Secured Party hereunder would be in any way diminished or invalidated, in which case the provisions of this Security Agreement will prevail.

36.	DEBTOR AND SECURED PARTY INFORMATION

36.1	Debtor Address

[***]

Attention:  Jacob Safarik

E-mail:   [***]

with a copy to:

Norton Rose Fulbright Canada LLP

[***]

Attention:  Kristopher Miks

E-mail:   [***]

36.2	Secured Party Address

[***]

Attention:  JJ Wilson

E-mail:   [***]

[Signature Page Follows]

IN WITNESS WHEREOF the Debtor has executed this Security Agreement on the date first above written.

OPTIMI HEALTH CORP.

Per:	“/s/ Jacob Safarik”
Authorized Signatory